STOCK OPTIONS AND AWARDS	12 Months Ended
Dec. 31, 2025
Share-Based Payment Arrangement [Abstract]
STOCK OPTIONS AND AWARDS	Stock Options and Awards

First Financial follows the provisions of FASB ASC Topic 718, Compensation-Stock Compensation, which requires measurement of compensation cost for all stock-based awards at fair value on the date of grant and recognition of compensation expense over the service period for all awards expected to vest. First Financial recorded share-based compensation expense within salaries and employee benefits on the Consolidated Statements of Income of $15.6 million, $15.7 million and $14.9 million for the years ended December 31, 2025, 2024 and 2023, respectively, related to restricted stock awards. Total unrecognized compensation cost related to non-vested share-based compensation was $11.2 million at December 31, 2025 and is expected to be recognized over a weighted average period of 1.93 years.

As of December 31, 2025, First Financial had one active stock-based compensation plan, the 2020 Stock Plan (the Plan), with 1,281,160 shares available for issuance under the Plan. No stock options have been granted under the Plan, and any previously-issued or assumed stock options have been exercised.

First Financial utilizes the Black-Scholes valuation model to determine the fair value of stock options granted. In addition to the stock option strike price, the Black-Scholes valuation model incorporates the following assumptions: the expected dividend yield based on historical dividend payouts; the expected stock price volatility based on the historical volatility of Company stock for a period approximating the expected life of the options; the risk-free rate based on the U.S. Treasury yield curve in effect at the time of grant for periods corresponding with the expected life of the option; and the expected option life represented by the period of time the options are expected to be outstanding, and is based on historical trends. No new options were granted in 2025, 2024 or 2023.

The intrinsic value of stock options is defined as the difference between the current market value and the exercise price. First Financial uses treasury shares purchased under the Company's share repurchase program to satisfy share-based exercises.

	2025	2024	2023
Total intrinsic value of options exercised	$0	$0	$71
Cash received from exercises	$0	$0	$48
Tax benefit from exercises	$0	$0	$3,446

Restricted stock awards are recorded at fair value as of the grant date as a component of shareholders' equity and amortized on a straight-line basis to salaries and benefits expense over the specified vesting periods, which is currently three years for employees and one year for non-employee directors. The vesting of these awards for employees and non-employee directors may require a service period to be met, and certain awards may also require performance measures to be met. The fair value of restricted stock vested during 2025, 2024 and 2023 was $15.2 million, $14.3 million and $13.7 million, respectively.

Activity in restricted stock for the previous three years ended December 31 is summarized as follows:

	2025		2024		2023
	Number of shares	Weighted average grant date fair value	Number of shares	Weighted average grant date fair value	Number of shares	Weighted average grant date fair value
Nonvested at beginning of year	1,002,461	$22.24	1,072,031	$21.75	1,229,346	$21.28
Granted	580,708	25.58	617,003	22.60	623,742	20.05
Vested	(673,055)	22.65	(651,690)	21.94	(728,126)	18.87
Forfeited	(51,819)	22.06	(34,883)	23.44	(52,931)	25.68
Nonvested at end of year	858,295	$24.07	1,002,461	$22.24	1,072,031	$21.75